U.S. Securities and Exchange Commission
Washington, D.C. 20549
SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934
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The E.W. Scripps Company

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The E.W. Scripps Company
Important Notice Regarding the Availability of Proxy Materials for the Shareholder Meeting
to be held on May 12, 2011, for The E.W. Scripps Company
This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. We encourage you to access and review all of the important information contained in the proxy materials before voting. To view the proxy statement and annual report, go to www.proxydocs.com/ssp. To submit your proxy while visiting this site, you will need the 12 digit control number in the box below.

Under new United States Securities and Exchange Commission rules, proxy materials do not have to be delivered in paper. Proxy materials can be distributed by making them available on the Internet. We have chosen to use these procedures for our 2011 Annual Meeting and need YOUR participation.
If you want to receive a paper or e-mail copy of the proxy materials, you must request one. There is no charge to you for requesting a copy. In order to receive a paper package in time for this year’s annual meeting, please make this request on or before April 22, 2011.

For a Convenient Way to VIEW Proxy Materials — and — VOTE Online go to: www.proxydocs.com/ssp
Proxy Materials Available to View or Receive:
1. Proxy Statement 2. Annual Report
Printed materials may be requested by one of the following methods:

INTERNET www.investorelections.com/ssp	TELEPHONE (866) 390-9954		*E-MAIL paper@investorelections.com

You must use the 12 digit control number located in the shaded gray box below.		*
If requesting material by e-mail, please send a blank e-mail with the 12 digit control number (located below) in the subject line. No other requests, instructions or other inquiries should be included with your e-mail requesting material.

ACCOUNT NO.	SHARES

The E.W. Scripps Company	Company Notice of Annual Meeting
	Date:	Thursday, May 12, 2011
	Time:	10:00 a.m. (ET)
	Place:	The Queen City Club, 331 East Fourth Street Cincinnati, OH 45202
The purpose of the Annual Meeting is to take action on the following proposals:
The Board of Directors recommends that you vote “FOR” the following.
1.   Election of three Directors
      Nominees     01 Roger L. Ogden     02 J. Marvin Quin     03 Kim Williams
2.   To transact such other business as may properly come before the meeting.
The annual shareholder meeting will be held at 10:00 a.m. (ET) at the Queen City Club, 331 E. Fourth Street, Cincinnati, OH 45202.
It you need assistance or directions, please contact the company by e-mail at secretary@scripps.com. Tickets are not required but shareholders will be asked to show identification.